Summary
Prospectus

March 1, 2010

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, both of which are dated March 1, 2010 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Ohio Municipal Bond Fund

Class A......SOHTX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

Ohio Municipal Bond Fund
Summary

Investment Objective

The Fund seeks to provide a high level of current interest income exempt from both federal income tax and Ohio personal income tax.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 24 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.46%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	1.03%

1Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund and are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Annual Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

Ohio Municipal Bond Fund (continued)

Fees and Expenses of the Fund (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$303	$521	$757	$1,434

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

Ohio Municipal Bond Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

■  Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

■  Zero coupon, tax, revenue, and bond anticipation notes; and

■  Tax-exempt commercial paper.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of the state of Ohio or its municipalities, or other jurisdictions such as Puerto Rico, the interest on which is exempt from federal and Ohio state income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

Economic or political events take place in Ohio which make the market value of Ohio obligations decline; The market value of the securities acquired by the Fund declines; The portfolio manager does not execute the Fund's principal investment strategies effectively; Interest rates rise; An issuer's credit quality is downgraded or an issuer defaults on its securities; The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities; The rate of inflation increases; or The average life of a mortgage-related security is shortened or lengthened.

The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Ohio Municipal Bond Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  5.00% (quarter ended December 31, 2000)

Lowest  -2.70% (quarter ended June 30, 2004)

Ohio Municipal Bond Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
CLASS A1
Before Taxes	5.69%	3.37%	4.76%
After Taxes on Distributions	5.26%	3.24%	4.59%
After Taxes on Distributions and Sale of Fund Shares	5.15%	3.34%	4.55%
INDEX
Barclays Capital 7-Year Municipal Bond Index[2] Index returns reflect no deduction for fees, expenses, or taxes.	7.61%	4.58%	5.59%

1Performance for the Class A shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

2  The Barclays Capital 7-Year Municipal Bond Index, formerly known as the Lehman Brothers 7-Year Municipal Bond Index, is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index. It is not possible to invest directly in an index.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Paul A. Toft is senior portfolio manager and a Managing Director of the Adviser. He has been portfolio manager of the Fund since 1994.

Sean M. Roche is a Managing Director of the Adviser and has been portfolio manager of the Fund since March 2005.

Ohio Municipal Bond Fund (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.